Share Capital and Reserves	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
Share Capital and Reserves
Note 18 – Share Capital and Reserves

A.	Share Capital

	Company
	No. of shares
	(’000)
	2025	2024
Authorised and in issue at January, 1	52,396	52,766
Share repurchased and cancelled	(301)	(381)
Issued for share plan	8	11
Authorised and in issue at December, 31	52,103	52,396

All shares rank equally with regard to the Company’s residual assets. The holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company. All issued shares are fully paid with no par value.

The capital structure of the Company comprises of issued capital and accumulated profits and the capital structure is managed to ensure that the Company will be able to continue to operate as a going concern. The Company is not subjected to externally imposed capital requirements.

In 2025, 8,157 (2024: 10,826) ordinary shares were granted under the Share Incentive Plan to key management at an average price of $32.24 (2024: $24.36) per share.

B.	Translation reserve

The translation reserve includes all the foreign currency differences stemming from translation of financial statements of foreign activities as well as from translation of items defined as investments in foreign activities commencing from January 1, 2007 (the date IC first adopted IFRS).

C.	Capital reserves

The capital reserve reflects the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge (i.e. the portion that is offset by the change in the cash flow hedge reserve).

D.	Dividends

In 2023, Kenon’s board of directors approved a cash dividend of $2.79 per share (an aggregate amount of approximately $150 million), payable to Kenon’s shareholders of record as of the close of trading on April 10, 2023, paid on April 19, 2023.

In 2024, Kenon’s board of directors approved a cash dividend of $3.80 per share (an aggregate amount of approximately $200 million), payable to Kenon’s shareholders of record as of the close of trading on April 8, 2024, for payment on April 15, 2024.

In 2025, Kenon’s board of directors approved a cash dividend of $4.80 per share (an aggregate amount of approximately $250 million), payable to Kenon’s shareholders of record as of the close of trading on April 14, 2025, for payment on April 21, 2025.

E.	Kenon's share plan

Kenon has established a Share Incentive Plan for its directors and management. The plan provides grants of Kenon shares to directors and officers of the Company pursuant to awards, which may be granted by Kenon from time to time, representing up to 3% of the total issued shares (excluding treasury shares) of Kenon. During 2025, 2024 and 2023, Kenon granted awards of shares to certain members of its management. Such shares are vested upon the satisfaction of certain conditions, including the recipient’s continued employment in a specified capacity and Kenon’s listing on each of the NYSE and the TASE. The fair value of the shares granted in 2025 is $263 thousand (2024: $263 thousand, 2023: $229 thousand) and was determined based on the fair value of Kenon’s shares on the grant date. Kenon recognized $269 thousand as general and administrative expenses in 2025 (2024: $280 thousand, 2023: $296 thousand).

F.	Share repurchase plan

In 2025, the Company repurchased approximately 301 thousand (2024: 381 thousand) of its own shares out of accumulated profit for approximately $10 million (2024: $11 million) under the ongoing share repurchase plan. These shares were cancelled during the year ended December 31, 2025.